Supplement to the
Fidelity® Water Sustainability Fund
July 30, 2022
Summary Prospectus

Janet Glazer no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Aronson (Portfolio Manager) has managed the fund since 2023.
DSW-SUSTK-0623-100 1.9910274.100	June 30, 2023